UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 31, 2017, Walter Investment Management Corp. (the “Company”) entered into a Restructuring Support Agreement (as amended from time to time, the “RSA”) with lenders holding, as of July 31, 2017, more than 50% of the loans and/or commitments outstanding under that certain Amended and Restated Credit Agreement, dated as of December 19, 2013, by and among the Company, as the borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto (the “Credit Agreement”). Capitalized terms used herein that are not otherwise defined have the meanings ascribed to them in the RSA.

As of the date hereof, lenders holding approximately 92% of the term loans outstanding under the Credit Agreement have agreed to the terms of the RSA.

On August 2, 2017, the Company and the Requisite Term Lenders as of such date entered into the First Amendment to the Restructuring Support Agreement.

On August 22, 2017, the Company and the Requisite Term Lenders as of such date entered into the Second Amendment to the Restructuring Support Agreement.

On August 31, 2017, the Company and the Requisite Term Lenders entered into the Third Amendment to the Restructuring Support Agreement (“Amendment No. 3”). Amendment No. 3 extends the Acceptable RSA Milestone Date from August 31, 2017 to September 30, 2017, which would otherwise have allowed the Requisite Term Lenders to terminate the RSA if the holders of two-thirds of the aggregate principal amount of Senior Notes had not signed a restructuring support agreement consistent with the RSA by August 31, 2017. Additionally, pursuant to Amendment No. 3, the Company shall exercise best efforts to secure deposit account control agreements over the Company’s bank accounts for the benefit of the Term Lenders, and the Requisite Term Lenders have the right to terminate the RSA if, among other things, the Company enters into certain material transactions, except in accordance with the terms of the RSA.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the copy of Amendment No. 3 which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Amendment to Restructuring Support Agreement, dated as of August 31, 2017, by and among Walter Investment Management Corp. and the Requisite Term Lenders

Exhibit Index

Exhibit No.	Exhibit

10.1	Third Amendment to Restructuring Support Agreement, dated as of August 31, 2017, by and among Walter Investment Management Corp. and the Requisite Term Lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: September 5, 2017	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer

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